Summary Prospectus
March 1, 2023
Columbia Seligman Semiconductor and Technology ETF
An Actively Managed ETF

Ticker Symbol
SEMI
This ETF is different from traditional ETFs.
Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:
■	You may have to pay more money to trade this ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.
■	The price you pay to buy this ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.
■	These additional risks may be even greater in bad or uncertain market conditions.
■	This ETF will publish on its website each business day a “Tracking Basket” designed to help trading in shares of the ETF. While the Tracking Basket includes some of the ETF’s holdings, it is not the ETF’s actual portfolio.
The differences between this ETF and other ETFs may also have advantages. By keeping certain information about this ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance.
For additional information regarding the unique attributes and risks of this ETF, see the section entitled “Principal Risks” in the Summary Prospectus and the Prospectus, and the sections “How the Fund Differs from Traditional Mutual Funds” and “How the Fund Differs from ETFs that Disclose their Portfolio Holdings Daily” in the Prospectus.
Before you invest, you may want to review the Columbia Seligman Semiconductor and Technology ETF's (the Fund) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, statement of additional information and other information about the Fund online at https://www.columbiathreadneedleus.com/resources/literature/. You can also get this information at no cost by contacting your financial intermediary (such as a broker-dealer or bank), by calling 800.426.3750 or by sending an email to salesinquiries@columbiathreadneedle.com. This Summary Prospectus incorporates by reference the Fund’s prospectus, dated March 1, 2023, and current statement of additional information.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Shares of the Fund are listed and traded on NYSE Arca, Inc. (the Exchange).

Investment Objective
Columbia Seligman Semiconductor and Technology ETF (the Fund) seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions, to financial intermediaries, which are not reflected in the table and example below. If such expenses were reflected, the expenses set forth below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees(a)	0.75%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.00%
Total annual Fund operating expenses	0.75%
(a)	Pursuant to the Investment Management Services Agreement with Columbia ETF Trust I on behalf of the Fund, Columbia Management Investment Advisers, LLC pays the operating costs and expenses of the Fund, but not taxes, interest, brokerage expenses, portfolio transaction expenses, and infrequent and/or unusual expenses.
  Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated (whether or not shares are redeemed), and assumes that:
■	you invest $10,000 in the Fund for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
1 year	3 years	5 years	10 years
$77	$240	$417	$930
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from March 29, 2022 (commencement of operations) to October 31, 2022, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
1	Columbia Seligman Semiconductor and Technology ETF

Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (ETF) that operates pursuant to an exemptive order from the Securities and Exchange Commission (the Order) and is not required to publicly disclose its complete portfolio holdings each business day. Additional information about this appears below.
Under normal market conditions, the Fund invests at least 80% of its net assets in securities of semiconductor, semiconductor equipment and related technology companies (Semiconductor and Tech Companies). A company is considered a Semiconductor and Tech Company if, at the time of Fund investment, the company is categorized by the Global Industry Classification Standard (GICS®) as within the semiconductor and semiconductor equipment industry or at least 50% of the company’s revenues, sales, earnings or assets arises from or is dedicated to the design, development, manufacturing process, distribution or sale of semiconductors, other integrated circuits (ICs) or semiconductor equipment. A Semiconductor and Tech Company may also include a company that primarily internally sources/develops (versus purchasing from third parties) its own semiconductors, ICs or semiconductor equipment for its technology products. The companies that the Fund invests in generally operate in the following industries as categorized by GICS®: semiconductors and semiconductor equipment; communication equipment; electronic equipment, instruments and components; technology hardware, storage and peripherals; and software. The Fund has a policy of investing at least 25% of its assets in companies in the semiconductor and semiconductor equipment industry as categorized by GICS®.
The Fund may invest in securities of companies of any size, including small- and mid-capitalization companies. The Fund typically employs a focused portfolio investing style, generally holding between 30 and 50 securities. However, the Fund may at any time hold less or more securities than the range noted. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund. The Fund will generally invest in common stocks. The Fund’s portfolio managers use extensive in-depth research into specific companies to find those companies that they believe offer significant prospects for future growth (i.e., growth stocks). The Fund may invest in or have investment exposure to foreign companies.
The Fund is an actively managed ETF that operates pursuant to the Order and is not required to publicly disclose its complete portfolio holdings each business day. Instead, the Fund publishes each business day on its website a “Tracking Basket,” which is designed to closely track the daily performance of the Fund but is not the Fund’s actual portfolio. The Tracking Basket is comprised of: select recently disclosed portfolio holdings and/or select securities from the universe from which the Fund’s investments are selected (Strategy Components); liquid ETFs that convey information about the types of instruments (that are not otherwise fully represented by the Strategy Components) in which the Fund invests (Representative ETFs); and cash and cash equivalents. The Tracking Basket often may include a significant percentage of the securities held in the Fund’s portfolio, but it will exclude (or modify the weightings of) certain securities held in the Fund’s portfolio, such as those securities that the Fund’s portfolio managers are actively looking to purchase or sell, or securities which, if disclosed, could increase the risk of front-running (trading ahead) or free-riding (mirroring) the Fund's investment strategy. For additional information regarding the Tracking Basket, see the section “How the Fund Differs from ETFs that Disclose their Portfolio Holdings Daily” in the Prospectus.
The Fund also publishes each business day on its website the “Tracking Basket Weight Overlap,” which is the percentage weight overlap between the holdings of the prior business day’s Tracking Basket compared to the holdings of the Fund that formed the basis for the Fund’s calculation of net asset value per share (NAV) at the end of the prior business day. The Tracking Basket Weight Overlap is designed to provide investors with an understanding of how similar the Tracking Basket is to the Fund’s actual portfolio in percentage terms.
The GICS® was developed by and/or is the exclusive property of MSCI, Inc. (MSCI®) and S&P Global Market Intelligence Inc. (S&P Global Market Intelligence). GICS® is a service mark of MSCI® and S&P Global Market Intelligence and has been licensed for use by Columbia Management Investment Advisers, LLC (the Fund's Investment Manager). Neither GICS®, MSCI®, nor S&P Global Market Intelligence are affiliated with the Fund, the Investment Manager or any Columbia entity.
Principal Risks
An investment in the Fund involves risks, including Tracking Basket Structure Risk, Semiconductor and Semiconductor Equipment Industry Risk, Active Management Risk, Focused Portfolio Risk, and New Fund Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other
Columbia Seligman Semiconductor and Technology ETF	2

government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. The Fund is not an index fund (it does not seek to track the performance of an index), nor does it provide daily transparency into its portfolio holdings like most other ETFs. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. Active trading of portfolio and Tracking Basket securities may result in added expenses, a lower return and increased tax liability, including relative to other ETFs.
Arbitrage Risk. Unlike ETFs that publicly disclose their complete portfolio holdings daily, the Fund discloses each business day the Tracking Basket and Tracking Basket Weight Overlap, which are intended to allow market participants to estimate the value of positions in the Fund’s shares. Although this information is designed to facilitate arbitrage opportunities in Fund shares to minimize bid/ask spreads and/or premiums or discounts between the market price and the NAV of the Fund’s shares, this structure is novel and there is no guarantee the Fund’s arbitrage mechanism will operate as intended or that the Fund will not experience greater premiums or discounts between the market price and NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined below) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units, Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs. Additionally, the Fund could possibly face trading halts and/or delisting from the Exchange. This risk may be heightened due to the fact that the Fund does not disclose its complete portfolio holdings daily, unlike passive ETFs and certain other actively managed ETFs, and could be greater in times of market stress, including at both the Fund share level and at the Fund holdings level.
Early/Late Close/Trading Halt Risk.  An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell these securities. There may be circumstances where a security held in the Fund’s portfolio but not in the Tracking Basket does not have readily available market quotations. If the Investment Manager determines that such circumstance may affect the reliability of the Tracking Basket as an arbitrage vehicle, that information, along with the identity and weighting of that security in the Fund’s portfolio, will be publicly disclosed on the Fund’s website and the Investment Manager will assess appropriate remedial measures. In these circumstances, market participants may use this information to engage in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. If securities representing 10% or more of the Fund’s portfolio do not have readily available market quotations, the Investment Manager will promptly request the Exchange to halt trading on the Fund, meaning that investors would not be able to trade Fund shares.
Focused Portfolio Risk. Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of those securities decline in price.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities.
Fund Shares Liquidity Risk. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained by market makers or Authorized Participants, particularly in times of stressed market conditions. There is no guarantee that the Fund will be able to attract market makers and Authorized Participants. There is no obligation for market makers to make a
3	Columbia Seligman Semiconductor and Technology ETF

market in the Fund’s shares or for Authorized Participants to submit purchase or redemption orders for creation units. Accordingly, if such parties determine not to perform their respective functions, this could, such as during times of market stress, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares and bid/ask spreads could widen. Trading in Fund shares on the Exchange also may be disrupted or even halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange may be subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There also can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund’s shares will continue to be met or will remain unchanged.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund and could result in a greater premium or discount between the market price and the NAV of the Fund's shares and wider bid/ask spreads than those experienced by other ETFs.
■	Small- and Mid-Cap Stock Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
■	Large-Cap Stock Risk. Investments in larger companies may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
Market Price Relative to NAV Risk. Shares of the Fund may trade at prices that vary from Fund NAV. Shares of the Fund are listed for trading on the Exchange and are bought and sold in the secondary market at market prices that may differ, in some cases significantly, from their NAV. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares, however, will generally fluctuate in response to changes in NAV, as well as the relative supply of, and demand for, Fund shares on the Exchange. Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund's shares and/or wider bid/ask spreads than those experienced by other ETFs, including ETFs that make their full portfolio holdings public on a daily or otherwise more frequent basis than the Fund. The Investment Manager cannot predict whether Fund shares will trade below, at or above their NAV. Price differences may result because of, among other factors, supply and demand forces in the secondary trading market for Fund shares. It is expected that these forces generally will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. In this regard, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Different investment strategies or techniques, including those intended to be defensive in nature, including, as examples, stop loss orders to sell an ETF’s shares in the secondary market during negative market events or conditions, such as a “flash crash” or other market disruptions, may not work as intended and may produce significant losses to investors. Investors should consult their financial intermediary prior to using any such investment strategies or techniques, or before investing in the Fund.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified
Columbia Seligman Semiconductor and Technology ETF	4

if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions and could result in a greater premium or discount between the market price and the NAV of the Fund's shares and wider bid/ask spreads than those experienced by other ETFs.
New Fund Risk. The Fund is a newly formed ETF that operates differently from ETFs that publish their full portfolio holdings daily. There can be no assurance that an active trading market will develop or be maintained or that the market for Fund shares will operate as intended, which could lead to the Fund’s shares trading at a greater premium or discount between the market price and the NAV of the Fund's shares and/or wider bid/ask spreads than other ETFs that publish their portfolio holdings on a daily basis, particularly during periods of market disruption or volatility. As a result, it may cost investors more to trade Fund shares than shares of other ETFs. There is no guarantee that the Fund will be able to attract market makers and Authorized Participants. Market makers and Authorized Participants are not obligated to make a market in the Fund’s shares or to submit purchase and redemption orders for creation units. Accordingly, investors in the Fund bear the risk that the Fund may not be successful, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable to shareholders. Such a liquidation could have negative tax consequences for shareholders.
Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.
Secondary Market Trading Risk. Investors buying or selling Fund shares will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. The Fund has no public trading history and may operate differently from ETFs that publish their complete portfolio holdings on a daily basis, which could lead to the Fund shares trading at a greater premium or discount between the market price and the NAV of the Fund's shares and/or wider bid/ask spreads (particularly during periods of market disruption or volatility) than those experienced by other ETFs. As a result, it may cost investors more to trade Fund shares than shares of other ETFs.
Semiconductor and Semiconductor Equipment Industry Risk. The Fund will concentrate (have at least 25% of its assets) in companies in the semiconductor and semiconductor equipment industry as categorized by GICS®. Companies in the same or related industries may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments than funds that invest more broadly. Generally, the more broadly a fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility. The Fund is sensitive to, and its performance may depend to a greater extent on, the overall condition of the semiconductor and semiconductor equipment industry. The risks of investments in the industry include: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuations in securities prices due to risks of rapid obsolescence of products and related technology; economic performance of the customers of semiconductor and related companies; their research costs and the risks that their products may not prove commercially successful; and thin capitalization and limited product lines, markets, financial resources or quality management and personnel. These companies rely on a combination of patents, trade secret laws and contractual provisions to protect their technologies. The industry is characterized by frequent litigation regarding patent and other intellectual property rights, which may require such companies to defend against competitors’ assertions of intellectual property infringement or misappropriation. The international operations of many companies expose them to the risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, tariffs, and trade disputes. Business conditions in this industry can change rapidly from periods of strong demand to periods of weak demand. Any future downturn in the industry could harm the business and operating results of these companies. The stock prices of companies in the industry have been and will likely continue to be volatile relative to the overall market.
Tracking Basket Structure Risk. The Fund’s Tracking Basket structure may affect the price at which the Fund shares trade in the secondary market. Although the Tracking Basket is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund at or close to the Fund’s NAV per share, there is a risk that market prices will vary significantly from NAV. ETFs trading on the basis of a published Tracking Basket may trade at a wider bid/ask spread than ETFs that publish their complete portfolio holdings on a daily basis and therefore, may cost investors more to trade. These risks may increase during periods of
5	Columbia Seligman Semiconductor and Technology ETF

market disruption or volatility. In addition, although the Fund seeks to benefit from not disclosing portfolio holdings daily, market participants may attempt to use the Tracking Basket to identify the Fund’s trading strategy. If successful, this could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders, such as front-running (trading ahead) or free-riding (mirroring) the Fund’s strategy.
Performance Information
The Fund has not had a full calendar year of operations as of the date of this prospectus and therefore performance information is not available.
When available, the Fund intends to compare its performance to the performance of the PHLX Semiconductor Sector Index and the S&P 500 Index.
When available, updated performance information can be obtained by calling toll-free 800.426.3750 or visiting columbiathreadneedleus.com/etfs.
Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Portfolio Management	Role with Fund	Managed Fund Since
Paul Wick	Lead Portfolio Manager	2022
Shekhar Pramanick	Technology Team Member	2022
Sanjay Devgan	Technology Team Member	2022

Portfolio Implementation	Role with Fund	With the Fund Since
Christopher Lo, CFA	Implementation Portfolio Manager	2022
Purchase and Sale of Fund Shares
The Fund issues and redeems shares only through Authorized Participants (intermediaries, typically broker-dealers who have executed an agreement with the Fund's distributor that governs transactions in Fund creation units) in large blocks of shares, typically 25,000 shares, called Creation Units. Creation Units are issued and redeemed generally in-kind in exchange for the deposit or delivery of the securities and cash included, in the case of this Fund, in the Fund's Tracking Basket. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange entirely or in part for cash. As a general matter, the Fund expects to receive cash for (or, cash in lieu of) Representative ETFs held in the Tracking Basket. Except when aggregated in Creation Units, the Fund shares are not redeemable securities of the Fund.
Individual shares may only be purchased and sold on secondary markets through a financial intermediary, such as a broker-dealer or a bank. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the ETF (bid) and the lowest price a seller is willing to accept for shares of the ETF (ask) when buying or selling shares in the secondary market (the bid/ask spread). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid/ask spread, is available at columbiathreadneedleus.com/etfs.
Tax Information
Distributions you receive from the Fund are taxed as ordinary income for federal income tax purposes, except to the extent designated as net capital gain, qualified dividend or return of capital and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
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